Exhibit 32
Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Allegheny Bancshares, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William A. Loving, Jr., Chief Executive Officer of the Company and I, L. Kirk Billingsley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:
1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William A. Loving, Jr.
William A. Loving, Jr.
Chief Executive Officer

March 12, 2010

/s/ L. Kirk Billingsley
L. Kirk Billingsley
Chief Financial Officer

March 12, 2010